MATTHEW 25 FUND, INC


SEMI-ANNUAL REPORT

JUNE 30, 2002






Matthew 25 Fund
605 Cloverly Avenue
Jenkintown, PA  19046
1-888-M25-FUND

































Dear Shareholders of Matthew 25 Fund, Inc.,

     Our Fund declined -1.43% for the first six months of 2002. Since the Fund's inception on 10/16/95 until 6/30/02 our fund has gained 146.02%. This is a compounded annual growth rate of 14.52%.

     In preparing for this letter, I did some historical research on the market. For what it is worth, my research provided what many of you know. The past
2 1/2 years rank as one of the toughest stock markets in the past 80+ years. Unless the markets improve drastically, they are on pace for a third year of negative returns as measured by the Dow Jones Industrial, the NASDAQ and the S&P 500. This would be only the third time that the markets have had three consecutive negative years. The other two were 1929 - 1932 and 1940 - 1942. Comparisons to '29 to '32 are unfounded because the U.S. Economy declined 43.6% during that so called "Great Depression" (a name that could enter the Oxymoron Hall of Fame). This market shares some traits of the bear markets of '40 - '42 (military conflicts) and '73 - '74 (burst of Nifty Fifty and technology bubbles). The '40 - '42 market preceded a 23 year bull market while the seven years before and after '73 - '74 vacillated, with no meaningful advance. The danger lies in trying to predict the future based on the past. In spite of the similarities, each market is unique and varies on five important factors. These pertinent factors for bull and bear markets are the economy, corporate earnings, interest rates, stock valuations and investor sentiment.
     So where are we regarding these factors? The economy appears to be improving as GDP increased at an annual rate of 6.1% in the first quarter. Corporate operating earnings for the S&P 500 dropped 31% last year but are expected to be up 32% this year. Short-term rates are at 40 year lows. Five year treasury notes are yielding 3.95%. Long-term rates are just over 5%.
These rates are very favorable for the economy and for stock prices. Stock valuations in general appear good. Even Fed Chairman Alan Greenspan in his testimony to Congress on July 16, 2002, declared that the market was 21% undervalued according to the "Fed stock valuation model". This same model saw the market over-valued by 50% at the peak in 2000. Investor sentiment appears to be the trump card in this bear market. We investors have been wounded from the tech bubble bursting, an ongoing war on terrorism and corporate scandals, but investors in the past have survived difficult scenarios.
     Trading tries to profit on trends of individual securities or broad markets; the principal focus is on Momentum. Alternatively, Investing tries to profit by owning securities that either pay income or may appreciate over time. Here the focus is on Value and/or Growth. In this bear market, many of our stocks have declined in price without a decline in sales and earnings. Therefore, the reward potential has increased due to the lower prices, while the only increase in risk is in the short-term market risk or momentum risk.
     This might be an appropriate time to review Benjamin Graham's literary caricature about the market. It is a classic and was first written in the 1950's. (Please overlook the 1950's prevalence of "businessman" and "he")

  Imagine that in some private business you own a small share that cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly.





  If you are a prudent investor or a sensible businessman, will you let Mr. Market's daily communication determine your view of the value of a $1,000 interest in the enterprise? Only in case you agree with him, or in case you want to trade with him. You may be happy to sell out to him when he quotes you a ridiculously high price, and equally happy to buy from him when his price is low. But the rest of the time you will be wiser to form your own ideas of the value of your holdings, based on full reports from the company about its operations and financial position.
  The true investor is in that very position when he owns a listed common stock. He can take advantage of the daily market price or leave it alone, as dictated by his own judgment and inclination. He must take cognizance of important price movements, for otherwise his judgments will have nothing to work on. Conceivably they may give him a warning signal which he would do well to heed-this in plain English means that he is to sell his shares because the price has gone down, foreboding worse things to come. In our view, such signals are misleading at least as often as they are helpful. Basically, price fluctuations have only one significant meaning for the true investor. They provide him with an opportunity to buy wisely when prices fall sharply and to sell wisely when they advance a great deal. At other times he will do better if he forgets about the stock market and pays attention to his dividend returns and to the operating results of his companies. (Benjamin Graham. The Intelligent Investor, Harper& Row Publishers, Inc., New York, 1973 p. 108)

     As I write this letter on July 20th, I believe that our partner, Mr. Market, has become desperate with fear. He has valued many stocks with good economics at prices below fair business valuations. One measure of a portfolio is its PE Ratio or its inverse that I prefer, the Earnings Yield. As of 6/30/02 our PE Ratio was 14.09 and the Earnings Yield was 7.10%. But due to the drastic decline of the market and portfolio changes since June 30th, our PE went to
11.94 and our Earnings Yield to 8.37%. (See table on page 4 of this letter.) This earnings yield is more than twice as high as the low risk rates on 5 year treasury notes.
     Typically, I use 15% as a Rate of Return or the Discount Rate when calculating Estimated Fair Present Value. In my analyses, Advanta, Farmer Mac, Boykin, Duke Energy, Freddie Mac, MBIA, PCG Preferreds and Polaris offer 20% or higher returns over the next 1 to 5 years. I perceive Alexander Baldwin, Berkshire Hathaway, Commonwealth Bank and Willow Grove Bank as low risk companies that still offer 10% + returns. The three remaining stocks, AMD, Stilwell and AT&T, offer potential upside but are hard to value because their sales and profits have been declining. This is a buyer's market for investors because the potential rate of returns are very high while the primary risk is short-term market risk. This market is providing some great buys. Please call me with your best stock ideas and I promise to look closely into any
recommendation.   My goal is for our Fund to own some of the best stocks before the market turns positive again.
     Our shareholders have shown their mettle once again. We have had only three redemptions during the past two months, which is less than 1% of our shareholders. In other words over 99% of us have held on, and many of us have purchased shares at these lower prices. My wife and I are the second largest shareholders of the Matthew 25 Fund and I promise you that, to the best of my abilities, I will continue to purchase shares. I continue to purchase shares for two reasons. The first is because I believe that if you trust me to make the investment decisions for our Fund then I should participate, as a significant shareholder, along with you. The second reason, as I have hopefully explained in this letter, is because we have a great portfolio at a great price. Thank you for allowing me to work for you.
                                                          Gratefully yours,
                                                          Mark Mulholland
                                                          President




Stock #ofShares Markt Price Markt Value 2002 EPS* Stck Earnings PE   Earn Yield

ADVNA A 141,000   $9.29    $1,309,890.00  $1.50    $211,500.00   6.19  16.15%
ADVNA B  49,772   $9.25    $  460,391.00  $1.50    $ 74,658.00   6.17  16.22%
AGM      75,000  $22.30    $1,672,500.00  $1.90    $142,500.00  11.74   8.52%
AGM A     6,500  $19.30    $  125,450.00  $1.90    $ 12,350.00  10.16   9.84%
ALEX     55,000  $23.77    $1,307,350.00  $1.20    $ 66,000.00  19.81   5.05%
AMD     105,000  $ 8.49    $  891,450.00  na       $0.00         0.00   0.00%
BOY     145,000  $ 8.28    $1,200,600.00  $1.60    $232,000.00   5.18  19.32%
BRK A        21  $67,000.00$1,407,000.00  $2,221.30$ 46,647.30  30.16   3.32%
BRKZB B      30  $2,230.00 $   66,900.00  $74.04   $  2,221.20  30.12   3.32%
CMSB    100,000  $27.10    $2,710,000.00  $2.00    $200,000.00  13.55   7.38%
DUK      44,000  $19.95    $  877,800.00  $2.70    $118,800.00   7.39  13.53%
FRE      75,950  $56.12    $4,262,314.00  $5.00    $379,750.00  11.22   8.91%
MBIA     88,500  $45.09    $3,990,465.00  $4.40    $389,400.00  10.25   9.76%
PCG.A    56,000  $17.07    $  955,920.00  $1.50    $ 84,000.00  11.38   8.79%
PCG.G    85,300  $14.43    $1,230,879.00  $1.20    $102,360.00  12.03   8.32%
PCG.U    80,500  $20.52    $1,651,860.00  $1.76    $141,680.00  11.66   8.58%
PII      83,900  $61.80    $5,185,020.00  $4.30    $360,770.00  14.37   6.96%
SV       55,000  $14.05    $  772,750.00  $1.40    $ 77,000.00  10.04   9.96%
T        63,000  $ 9.92    $  624,960.00  $0.27    $ 17,010.00  36.74   2.72%
WGBC    241,960  $10.31    $2,494,607.60  $0.50    $120,980.00  20.62   4.85%


TOTALS 1,551,433          $33,198,106.60         $2,779,626.50



Portfolio PE as of 7/19/02   11.94
Portfolio Earnings Yield      8.37%

* Earnings estimates from First Call except Alexander Baldwin, which is from Value Line.
na - This company is expected to operate at a loss for 2002.
(a) Boykin is a REIT; therefore, its EPS are funds from operations or FFO





















MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2002

                                   Number of Shares   Historical Cost   Value
COMMON STOCKS  --  87.83%
BANKS & FINANCE  --  20.77%

  Advanta Corporation, Class A         141,000         $1,456,538    $1,531,260
  Advanta Corporation, Class B          49,772            373,498       544,008
  Commonwealth Bancorp, Inc.           100,000          1,367,282     2,967,000
  Willow Grove Bancorp, Inc.           241,960          1,072,979     2,838,191
                                                        _________     _________
                                                        4,270,297     7,880,459

COMMUNICATIONS  --  1.78%

  AT&T Corporation                      63,000          1,012,427       674,100
                                                        _________      ________
                                                        1,012,427       674,100


CONGLOMERATE  --  3.87%

  Berkshire Hathaway, Class A*              21            993,323     1,402,800
  Berkshire Hathaway, Class B*              30             33,486        67,020
                                                         ________     _________
                                                        1,026,809     1,469,820

INSURANCE  --  12.88%

  MBIA, Inc.                            86,500          3,426,119     4,889,845
                                                        _________     _________
                                                        3,426,119     4,889,845

INVESTMENT ADVISORY  --  2.64%

  Stilwell Financial                    55,000          1,325,683     1,001,000
                                                        _________     _________
                                                        1,325,683     1,001,000

MANUFACTURING  --  18.04%

  Advanced Micro Devices*              105,000          1,483,988     1,020,600
  Corning Corp*                        121,000            856,085       429,550
  Polaris Industries, Inc.              83,000          3,120,303     5,395,000
                                                        _________     _________
                                                        5,460,376     6,845,150


GOV. SPON. ENT. (GSE) MORTGAGES  --  17.77%

  Federal Home Loan Mortg. Corp.       88,000           3,239,999     5,385,600
  Federal Agricultural Mortg. Corp*    45,500           1,272,615     1,214,850
  Federal Agricultural Mortg. Corp A*   6,500             164,832       143,000
                                                        _________     _________
                                                        4,677,446     6,743,450

THIS IS AN UNAUDITED STATEMENT
See accompanying notes to financial statements.

MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
JUNE 30, 2002


                             Number of Shares   Historical Cost      Value

REAL ESTATE INVEST. TRUST  --  3.45%

  Boykin Lodging*                 120,000        $1,134,654          $1,311,600
                                                 __________          __________
                                                  1,134,654           1,311,600


TRANSPORTATION  --  6.63%

  Alexander & Baldwin             55,000          1,335,693           1,404,150
  United Parcel Service           18,000          1,006,627           1,111,500
                                                  _________           _________
                                                  2,342,320           2,515,650


TOTAL COMMON STOCKS                              24,676,131          33,331,074



PREFERRED STOCKS  --  10.65%

UTILITIES  --  10.65%

  Pacific G&E Corp. 6% Prefd*      56,000           778,421           1,009,680
  Pacific G&E Corp. 4.8% Prefd*    85,300           927,651           1,274,382
  Pacific G&E Corp. 7.04% Prefd*   80,500         1,315,939           1,755,705
                                                  _________           _________
                                                  3,022,011           4,039,767


TOTAL PREFERRED STOCKS                            3,022,011           4,039,767
                                               ____________          __________

TOTAL INVESTMENTS  --  98.48%                  $ 27,698,142          37,370,841
 Other Assets Less Liabilities  --  1.52%      ____________             578,772
                                                                    ___________
NET ASSETS  100.00%
                                                                    $37,949,613
                                                                    ___________


* Non-income producing security






THIS IS AN UNAUDITED STATEMENT
See accompanying notes to financial statements.


MATTHEW 25 FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002


ASSETS
 Investments in securities at value (cost $27,698,142)      $ 37,370,841
 Cash                                                            472,079
 Receivables:
   Dividends                                                      34,068
   Due from broker                                                70,455
   Fund shares sold                                               10,672
       TOTAL ASSETS                                           __________
                                                              37,958,115


LIABILITIES

 Accounts payable                                                  8,502
       TOTAL LIABILITIES                                       _________
                                                              $    8,502



NET ASSETS: (Equivalent to $11.79 per share based on        $ 37,949,613
 3,217,569 shares of capital stock outstanding
 100,000,000 shares authorized, $0.01 par value)



COMPOSITION OF NET ASSETS


 Shares of common stock                                     $     32,176
 Additional paid-in capital                                    28,968,071
 Net unrealized appreciation of investments                     9,672,699
 Undistributed net investment income                              194,495
 Undistributed net realized loss on investments                  (917,828)
                                                            ______________
NET ASSETS                                                  $  37,949,613



THIS IS AN UNAUDITED STATEMENT
See accompanying notes to financial statements.















MATTHEW  25  FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002


INVESTMENT INCOME:

 Dividends                                                      240,677
 Interest                                                       187,002
                                                                _______

   TOTAL INVESTMENT INCOME                                      427,679



EXPENSES:

 Audit                                                            1,213
 Bank fees                                                          551
 Custodian fees                                                   1,606
 Director's fees and expenses                                       240
 Insurance                                                       11,600
 Investment advisory fee (Note 2)                               186,548
 IRA  trustee expense                                             5,768
 Legal expense                                                    2,475
 Miscellaneous expense                                            8,586
 Office Expense                                                   1,488
 Postage and printing                                             2,516
 Registration and compliance                                      4,467
 Shareholder reporting                                            2,563
 Software                                                         3,750
 State and local taxes                                            1,450
 Telephone                                                          606
                                                               ________


          TOTAL EXPENSES                                        235,427
Less, expense reduction from investment advisor (Note 2)         (2,243)
          NET EXPENSES                                          ________
                                                                233,184


          NET INVESTMENT INCOME                                 194,495



REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS


  Net realized loss on investments                             (917,828)
  Net change in unrealized appreciation of investments          124,810
                                                                ________
  Net realized and unrealized loss on investments              (793,018)


NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         $ (598,523)


THIS IS AN UNAUDITED STATEMENT
See accompanying notes to financial statements.

MATTHEW 25 FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS


                                          Six Months Ended         Year Ended
                                           June 30, 2002         Dec. 31, 2001
INCREASE IN NET ASSETS FROM OPERATIONS:   ________________       _____________

Net Investment income (loss)               $  194,495            $    11,502
Net realized gain (loss) on investments      (917,828)               285,035
Net change in unrealized appreciation on
    investments                               124,810              2,951,961
                                          ________________       ______________



NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:                   (598,523)             3,248,498


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                           0                    (11,502)
Net realized gain on investments                0                   (285,035)

CAPITAL SHARE TRANSACTIONS (Note 4)         2,926,891              5,619,401
                                         _________________        _____________

NET INCREASE IN NET ASSETS                  2,328,368              8,571,362


NET ASSETS, BEGINNING OF YEAR              35,621,245             27,049,883
                                         _________________        _____________


NET ASSETS, END OF PERIOD                $ 37,949,613           $ 35,621,245
                                         _________________        _____________
                                         _________________        _____________


THIS IS AN UNAUDITED STATEMENT
See accompanying notes to financial statements.


















MATTHEW 25 FUND, INC.
FINANCIAL HIGHLIGHTS AND RELATED RATIOS / SUPPLEMENTAL DATA
For a Share Outstanding Throughout the Period Ending:


                       6/30/02  12/31/01  12/31/00  12/31/99  12/31/98  12/31/97
________________________________________________________________________________
Net asset value,
 Beginning of year.... $11.97    $10.90    $10.55    $10.49     $8.50     $6.11

Income from investment operations
 Net investment
 income (loss)........   0.06      0.00     (0.01)    (0.03)    (0.02)     0.01

Net gains on investments
 both realized and
 unrealized...........  (0.24)     1.17      0.39      0.15      2.22      2.41
                       _______    _______  _______   _______   _______   ______

Total from investment
operations............  11.79     12.07     10.93     10.61     10.70      8.53


Less, distributions...  0.00      (0.10)    (0.03)    (0.06)    (0.21)    (0.03)

Net asset value,
 End of year.......... $11.79    $11.97    $10.90    $10.55    $10.49     $8.50
                      _________________________________________________________

Total return..........  (1.45)%   10.69%     3.62%     1.08%    25.93%    39.65%


Net assets, end of year
 (000's omitted)......  $37,950   $35,621   $27,050   $25,402  $21,327   $10,579

Ratio of expenses,
 after expense
 reimbursement, to
 average net assets..    1.24%*    1.23%     1.22%     1.22%     1.26%     1.26%


Ratio of investment
 income, net to
 average assets......    1.05%*    0.04%    (0.07)%   (0.24)%   (0.25)%    0.31%



Portfolio turnover
 rate................   11.77%    26.42%    30.80%    17.88%    30.64%     9.89%


*Annualized

THIS IS AN UNAUDITED STATEMENT
See accompanying notes to financial statements.






MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002

NOTE 1 - Summary of Significant Accounting Policies
Nature of Operations
Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles, generally accepted in the United States of America.

Security Valuations
The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distribution to Shareholders
The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

NOTE 2 - Investment Advisory Agreement and Other Related Transactions
The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if

THIS IS AN UNAUDITED STATEMENT




MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Cont.)
JUNE 30, 2002

NOTE 2 - Investment Advisory Agreement and Other Related Transactions(Continued)

necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000. The management fee for the first six months of 2002, as computed pursuant to the investment advisory agreement, totaled $186,548. The Advisor has agreed to accept as its advisory fee for the first six months of 2002 the amount it was paid totaling $184,305 and to waive any and all rights to the difference between actual management fees paid and fees per the agreement. The management fee waived for the first six months of 2002 was $2,243.

Mr. Mark Mulholland is the sole director and officer of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a broker at Boenning & Scattergood Inc. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $11,460 to Boenning & Scattergood Inc. of which Mr. Mulholland received compensation totaling $1,778. Boenning & Scattergood Inc.
is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The
Advisor or Mr. Mulholland.

NOTE 3 - Investments
For the six months ended June 30, 2002, purchases and sales of investment securities other than short-term investments aggregated $7,232,414 and $4,347,371 respectively. At June 30, 2002, the gross unrealized appreciation for all securities totaled $11,305,229 and the gross unrealized depreciation for all securities totaled $1,632,530 or a net unrealized appreciation of $9,672,699. The aggregate cost of securities for federal income tax purposes at June 30, 2002 was $27,698,142.

NOTE 4 - Capital Share Transactions
As of June 30, 2002, there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $29,000,246. Transactions in capital stock were as follows for the years ended:


                                 June 30, 2002          December 31, 2001
                              ____________________   _______________________

                               Shares      Amount      Shares        Amount
____________________________________________________________________________
Shares sold                   283,093   $3,443,721    570,926     $6,452,834
Shares issued in
 reinvestment of dividends          0            0     24,823        296,536
Shares redeemed               (42,195)    (516,830)  (100,235)    (1,129,969)
                              ________   __________  _________    ___________
Net Increase                  240,898   $2,926,891    495,514     $5,619,401



THIS IS AN UNAUDITED STATEMENT